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                                                                    EXHIBIT 23.5

                           CONSENT OF MCMILLAN BINCH

The undersigned, McMillan Binch, hereby consents to the use of our name and the use of our opinion for IT Staffing Ltd. (The "Company") as filed with its Registration Statement on Form SB-2, and any amendments thereto.

                                          /s/ McMillan Binch
                                          ---------------------------
                                          McMillan Binch
                                          Barristers & Solicitors

January 6, 1999